Exhibit 10.1

SECOND AMENDMENT, dated as of February 25, 2010 (this “Amendment”), to the Credit Agreement, dated as of April 13, 2006, as amended by the First Amendment dated December 12, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Burlington Coat Factory Warehouse Corporation (the “Borrower”), a corporation organized under the laws of the State of Delaware, the Facility Guarantors from time to time party hereto, Bear Stearns Corporate Lending Inc., as administrative agent (the “Administrative Agent”) and as collateral agent (the “Collateral Agent”), and the Lenders party thereto from time to time.  Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.

WHEREAS, the Administrative Agent and the Collateral Agent have previously provided consent in accordance with Section 6.11 of the Credit Agreement for the Loan Parties to change their respective Fiscal Years; and

WHEREAS, the Required Lenders are willing to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

Section 1. Amendments.

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in its proper alphabetical order:

“Transition Period” means the period from and including May 31, 2009 to and including January 30, 2010.

(b)           Section 1.01 of the Credit Agreement is hereby amended by adding a new proviso at the end of the definition of “Consolidated EBITDA” as follows:

“; provided that Consolidated EBITDA shall be increased or decreased for any period to the extent necessary to eliminate the effects during such period of any increase or decrease in legal, auditing, consulting and accounting related expenses (including changes to accounting systems) for such period relating directly to the change in Fiscal Year of the Loan Parties to the period of twelve consecutive Fiscal Months ending the Saturday closest to January 31 of any calendar year compared to the amount of such expenses that would have been incurred in such period had such change in Fiscal Year not occurred (as determined in good faith by the Borrower and as set forth in a certificate of a Responsible Officer delivered to the Administrative Agent).”

(c)           Section 1.01 of the Credit Agreement is hereby amended by adding a new proviso at the end of the definition of “Consolidated Interest Coverage Ratio” as follows:

“; provided, that for purposes of any calculation of the Consolidated Interest Coverage Ratio as of the last day of any Fiscal Quarter ending on or after January 30, 2010 and prior to the completion of the Fiscal Year ending the Saturday closest to January 31, 2011, Consolidated EBITDA and Consolidated Interest Expense shall be determined for the most recent period of twelve consecutive Fiscal Months of the Borrower and its Subsidiaries ending on such date.”

(d)           Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Consolidated Leverage Ratio” contained therein and replacing it with the following:

““Consolidated Leverage Ratio” means, as of any date, the ratio of (a) the sum of (i) Consolidated Total Debt (other than any portion of such Consolidated Total Debt that is attributed to Revolving Credit Loans of the Borrower and its Subsidiaries outstanding at such date) plus (ii) the ABL Borrowings Amount on such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date, taken as one accounting period; provided, that for purposes of any calculation of the Consolidated Leverage Ratio as of any date on or after January 30, 2010 and prior to the completion of the Fiscal Year ending the Saturday closest to January 31, 2011, Consolidated EBITDA for purposes of this clause (b) shall be determined for the most recent period of twelve consecutive Fiscal Months of the Borrower and its Subsidiaries ending on such date.”

(e)           Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Fiscal Month” contained therein and replacing it with the following:

“Fiscal Month” means any fiscal month of any Fiscal Year, which month shall generally consist of either four (4) or five (5) weeks and shall generally end on the last Saturday of each calendar month in accordance with the fiscal accounting calendar of BCF Holdings and its Subsidiaries; provided that references to “Fiscal Months” (other than a Fiscal Month ending on or prior to January 2, 2010) shall be deemed to refer to (i) in the case of the Fiscal Month ending January 30, 2010, the period from and including January 3, 2010 to and including January 30, 2010, (ii) in the case of the first, third, fourth, sixth, seventh, ninth and tenth Fiscal Months of each Fiscal Year, the period of four calendar weeks commencing on the first day following the immediately preceding fiscal month, (iii) in the case of the second, fifth, eighth and eleventh Fiscal Months of each Fiscal Year, the period of five calendar weeks commencing on the first day following the immediately preceding fiscal month and (iv) in the case of the twelfth Fiscal Month of each Fiscal Year, the period commencing on the first day immediately following the eleventh Fiscal Month of such Fiscal Year to and including the last day of such Fiscal Year.

(f)           Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Fiscal Quarter” contained therein and replacing it with the following:

““Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters shall, subject to SECTION 6.11, generally consist of thirteen (13) weeks or fourteen (14) weeks and shall generally end on the last Saturday of each May, August, November and February of such Fiscal Year in accordance with the fiscal accounting calendar of BCF Holdings and its Subsidiaries; provided that references to “Fiscal Quarter” (other than a Fiscal Quarter ending on or prior to November 28, 2009) shall be deemed to refer to (i) in the case of the Fiscal Quarter ending January 30, 2010, the period from and including November 29, 2009 to and including January 30, 2010, (ii) in the case of the first three Fiscal Quarters of each Fiscal Year commencing after January 30, 2010, the period of 13 weeks commencing on the day after the last day of the immediately preceding Fiscal Quarter, and (iii) in the case of the last Fiscal Quarter of each Fiscal Year commencing after January 30, 2010, the period commencing on the day immediately following the last day of the third Fiscal Quarter of such Fiscal Year to and including the last day of such Fiscal Year.”

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(g)           Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Fiscal Year” contained therein and replacing it with the following:

““Fiscal Year” means (i) any period of twelve consecutive Fiscal Months ending on the Saturday closest to May 31 of any calendar year and on or prior to May 30, 2009, (ii) the Transition Period and (iii) any period of twelve consecutive Fiscal Months ending on the Saturday closest to January 31 of any calendar year after January 30, 2010.”

(h)           Section 1.01 of the Credit Agreement is hereby amended by deleting clause (i) of the first proviso in clause (c) of the definition of “Permitted Disposition” contained therein and replacing it with the following:

“(i) such Store closures and related Inventory dispositions shall not exceed, in any Fiscal Year of BCF Holdings and its Subsidiaries, 15% of the number of the Loan Parties’ Stores (it being understood that such maximum amount shall be pro rated in the case of any Fiscal Year that is a Transition Period based on the ratio of the number of days in such Transition Period to 365) as of the beginning of such Fiscal Year (net of Store relocations (i) occurring substantially contemporaneously, but in no event later than 10 Business Days after the related Store closure date or (ii) wherein a binding lease has been entered into on or prior to the related Store closure date) as set forth in the Compliance Certificate delivered pursuant to SECTION 5.01(d) and”

(i)           Section 1.01 of the Credit Agreement is hereby amended by deleting clause (s) of the definition of “Permitted Disposition” contained therein and replacing it with the following:

“(s)           other dispositions of assets (other than Real Estate) in an aggregate amount for all Loan Parties not to exceed $10,000,000 in any Fiscal Year (it being understood that such maximum amount shall be prorated in the case of any Fiscal Year that is a Transition Period based on the ratio of the number of days in such Transition Period to 365), as long as (A) no Event of Default then exists or would arise therefrom, and (B) such sale or transfer is made for fair market value and (1) if the sale is made to a Person which is not an Affiliate, the consideration received for such sale or transfer is at least 85% cash or (2) if the sale or transfer is to an Affiliate, the entire consideration for such sale or transfer is paid in cash, and provided that all Net Proceeds, if any, received in connection with any such sales are applied to the Term Loans if then required in accordance with SECTION 2.17(a) hereof.”

(j)           Section 6.10(c) of the Credit Agreement is hereby by replaced in its entirety as follows:

3

“(c)
Capital Expenditures.  The Borrower shall not, and shall not permit any of its Subsidiaries to, make or commit to make any Capital Expenditure that would cause the aggregate amount of such Capital Expenditures made by the Loan Parties in any Fiscal Year of the Borrower to exceed the sum of (i) $110,000,000 (it being understood that such maximum amount shall be prorated in the case of any Fiscal Year that is a Transition Period based on the ratio of the number of days in such Transition Period to 365) (such amount, the “Permitted Capital Expenditure Amount”) and (ii) the Available Capital Expenditure Amount at the time of such Capital Expenditure; provided that to the extent that Capital Expenditures during any Fiscal Year are less than the Permitted Capital Expenditure Amount, (x) up to 100% of any such unused amount may be carried over for expenditure in the next succeeding Fiscal Year and (y) Capital Expenditures made pursuant to this Section during any Fiscal Year shall be deemed made, first, in respect of Permitted Capital Expenditure Amount and, second, in respect of amounts carried over from the prior Fiscal Year.”

 (k)           Section 6.11 of the Credit Agreement is hereby replaced in its entirety as follows:

“No Loan Party will change its Fiscal Year without the prior written consent of the Agents (it being understood that from and after January 30, 2010, the fiscal periods of the Loan Parties shall be determined in accordance with the definitions of Fiscal Month, Fiscal Quarter, and Fiscal Year).”

Section 2. Representations and Warranties, No Default.  Each Loan Party represents and warrants to the Lenders as of the date hereof and as of the date of effectiveness of this Amendment:

(a) This Amendment has been duly executed, authorized and delivered by the Loan Parties.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness of Amendment.  This Amendment will become effective upon:

(a) receipt by the Administrative Agent of:

(i) executed signature pages to this Amendment from the Required Lenders and each Loan Party that is party to the Credit Agreement;

(ii) payment from the Borrower of a consent fee payable in Dollars for the account of each Lender that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to noon, New York City time on February 25, 2010 (the “Consent Deadline”) in the amount of 0.05% of the principal amount of such Lender’s outstanding Term Loans; and

(b) payment by the Borrower of fees in an amount to be separately agreed by the Administrative Agent and the Borrower and the reasonable, documented, out-of-pocket costs and expenses of the Administrative Agent in connection with this Amendment (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel llp as counsel to the Administrative Agent).

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Section 4. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or email of a PDF copy shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents.  From and after the effective date of this Amendment, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,

as Borrower

By:           /s/ Robert LaPenta
Name: Robert LaPenta

Title: Vice President and Treasurer

BURLINGTON COAT FACTORY HOLDINGS. INC.,
as a Facility Guarantor

By:           /s/ Robert LaPenta
Name: Robert LaPenta

Title: Vice President and Treasurer

BURLINGTON COAT FACTORY INVESTMENT HOLDINGS. INC.,
as a Facility Guarantor

By:           /s/ Robert LaPenta
Name: Robert LaPenta

Title: Vice President and Treasurer

EACH OF THE SUBSIDIARIES LISTED ON ANNEX A HERETO,
as Facility Guarantors

By:           /s/ Robert LaPenta
Name: Robert LaPenta

Title: Vice President and Treasurer

BEAR STEARNS CORPORATE LENDING INC., as Administrative Agent and as Collateral Agent under the Credit Agreement
By:           /s/ Dan Lane
Name:  DAN LANE

Title:    MANAGING DIRECTOR

[Signature Page to Second Amendment]

AllianceBernstein Income Fund Inc.,

as a Lender,

By: AllianceBernstein, LP
Name:           MICHAEL E. SOHR
Title:           SENIOR VICE PRESIDENT
                 /s/ Michael E. Sohr

                                      [Signature Page to Second Amendment]

Sanford C. Bernstein Funds, Inc. - Intermediate Duration Portfolio
as a Lender,

By: AllianceBernstein, LP
Name:           MICHAEL E. SOHR
Title:           SENIOR VICE PRESIDENT
               /s/ Michael E. Sohr

                                      [Signature Page to Second Amendment]

AllianceBernstein Institutional Investments -
Senior Loan Portfolio
as a Lender,

By: AllianceBernstein, LP
Name:           MICHAEL E. SOHR
Title:           SENIOR VICE PRESIDENT
               /s/ Michael E. Sohr

                                      [Signature Page to Second Amendment]

AllianceBernstein Bond Fund - Intermediate Bond Portfolio
as a Lender,

By: AllianceBernstein, LP
Name:           MICHAEL E. SOHR
Title:           SENIOR VICE PRESIDENT
               /s/ Michael E. Sohr

                                      [Signature Page to Second Amendment]

AllianceBernstein High Income Fund as a Lender,

By: AllianceBernstein, LP
Name:           MICHAEL E. SOHR
Title:           SENIOR VICE PRESIDENT
               /s/ Michael E. Sohr

                                      [Signature Page to Second Amendment]

AllianceBernstein Global High Income Fund as a Lender,

By: AllianceBernstein, LP
Name:           MICHAEL E. SOHR
Title:           SENIOR VICE PRESIDENT
               /s/ Michael E. Sohr

                                      [Signature Page to Second Amendment]

AllianceBernstein Institutional Investments -High - Yield Loan Portfolio (JPY) as a Lender,

By: AllianceBernstein, LP
Name:           MICHAEL E. SOHR
Title:           SENIOR VICE PRESIDENT
               /s/ Michael E. Sohr

                                      [Signature Page to Second Amendment]

AMMC CLO IV, LIMITED

By:           American Money Management Corp.,
as Collateral Manager

as a Lender,

By:                      /s/ Chester M. Eng
Name:  Chester M. Eng

Title:             Senior Vice President

By:
Name:

Title:

                                      [Signature Page to Second Amendment]

AMMC CLO V, LIMITED
By:           American Money Management Corp.,
as Collateral Manager

as a Lender,

By:                      /s/ Chester M. Eng
Name:  Chester M. Eng

Title:             Senior Vice President

By:
Name:

Title:

                                      [Signature Page to Second Amendment]

AMMC CLO VI, LIMITED
By:           American Money Management Corp.,
as Collateral Manager

as a Lender,

By:                      /s/ Chester M. Eng
Name:  Chester M. Eng

Title:             Senior Vice President

By:
Name:

Title:

                                      [Signature Page to Second Amendment]

AMMC VII, LIMITED
By:           American Money Management Corp.,
as Collateral Manager

as a Lender,

By:                      /s/ Chester M. Eng
Name:  Chester M. Eng

Title:             Senior Vice President

By:
Name:

Title:

                                      [Signature Page to Second Amendment]

AMMC VIII, LIMITED
By:           American Money Management Corp.,
as Collateral Manager

as a Lender,

By:                      /s/ Chester M. Eng
Name:  Chester M. Eng

Title:             Senior Vice President

By:
Name:

Title:

                                      [Signature Page to Second Amendment]

Citibank, N.A.,
as a Lender,

By:                      /s/ Brian Blessing
Name:           Brian Blessing
Title:           Attorney-in-Fact

By:
Name:
Title

                                      [Signature Page to Second Amendment]

Cole Brook CBNA Loan Funding LLC
as a Lender,

By:                 /s/Adam Kaiser
Name:           Adam Kaiser
Title:           ATTORNEY-IN-FACT

By:
Name:
Title

                                      [Signature Page to Second Amendment]

FrontPoint Brookville Master Fund II Ltd   ,
as a Lender,

By:           /s/ Jennifer Accomando
Name:                 Jennifer Accomando
Title:                 Authorized Signatory

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD.
As a Lender,

By:                   /s/Nicole D. Kouba
Name:               Nicole D. Kouba
Title:              Vice President

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD.
As a Lender,

By:                   /s/Nicole D. Kouba
Name:               Nicole D. Kouba
Title:              Vice President

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD.
As a Lender,

By:                   /s/Nicole D. Kouba
Name:               Nicole D. Kouba
Title:              Vice President

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD.
As a Lender,

By:                   /s/Nicole D. Kouba
Name:               Nicole D. Kouba
Title:              Vice President

Aberdeen Loan Funding, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Armstrong Loan Funding, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Brentwood CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                                  /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Eastland CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Grayson CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Highland Loan Funding V Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Jasper CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Liberty CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Red River CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Rockwall CDO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., It’s General Partner
,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner
,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Southfork CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Stratford CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Loan Funding VII LLC
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

Westchester CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Servicer
By: Strand Advisors, Inc., Its General Partner

,
as a Lender,

By:                         /s/Jason Post
Name:              JASON POST
Title:              OPERATIONS DIRECTOR

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

JPMorgan Leveraged Loans Master Fund L.P.,

as a Lender

By:           /s/ William J. Morgan

Name:                      William J. Morgan

Title:           Managing Director

By:

Name:

Title:

                                      [Signature Page to Second Amendment]

Titanium Trading Partners, LLC,

as a Lender

By:           /s/ William J. Morgan

Name:                      William J. Morgan

Title:           Managing Director

By:

Name:

Title:

                                      [Signature Page to Second Amendment]

  Rosedale CLO LTD
                               By: Princeton Advisory Group, Inc.
                               as Collateral Manager

By:           /s/ Anna Chin

Name:   Anna Chin

Title: Senior Analyst

                                      [Signature Page to Second Amendment]

Rosedale CLO II LTD
                         By: Princeton Advisory Group, Inc.
                                as Collateral Manager

By:           /s/ Anna Chin

Name:    Anna Chin

Title: Senior Analyst

                                      [Signature Page to Second Amendment]

APOSTLE LOOMIS SAYLES

CREDIT OPPORTUNITIES FUND,

As Lender

By:  Loomis, Sayles & Company, L.P.,

Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,

Its General Partner

,

as a Lender,

By:          /s/ Mary McCarthy

Name:  Mary McCarthy

Title:    Vice President

By:

Name:

Title:

                                      [Signature Page to Second Amendment]

APOSTLE LOOMIS SAYLES

SENIOR LOAN FUND,

As Lender

By:  Loomis, Sayles & Company, L.P.,

Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,

Its General Partner

,

as a Lender,

By:         /s/ Mary McCarthy

Name:  Mary McCarthy

Title:    Vice President

By:

Name:

Title:

                                      [Signature Page to Second Amendment]

CONFLUENT 4 LIMITED,

As Lender

By:  Loomis, Sayles & Company, L.P.,

As Sub-Manager

By:  Loomis, Sayles & Company, Incorporated,

Its General Partner

,

as a Lender,

By:        /s/ Mary McCarthy

Name:  Mary McCarthy

Title:    Vice President

By:

Name:

Title:

                                      [Signature Page to Second Amendment]

LOOMIS SAYLES CLO I, LTD.

As Lender

By:  Loomis, Sayles & Company, L.P.,

Its Collateral Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner
,
as a Lender,

By:           /s/ Mary McCarthy
Name:  Mary McCarthy
Title:    Vice President

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

LOOMIS SAYLES
LEVERAGED SENIOR LOAN FUND LTD.,
As Lender

By:  Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner
,
as a Lender,

By:           /s/ Mary McCarthy
Name:  Mary McCarthy
Title:    Vice President

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

THE LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

By:  Loomis, Sayles & Company, L.P.,
Its Managing Member

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner
,
as a Lender,

By:           /s/ Mary McCarthy
Name:  Mary McCarthy
Title:    Vice President

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

NATIXIS LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

By:  Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner
,
as a Lender,

By:           /s/ Mary McCarthy
Name:  Mary McCarthy
Title:    Vice President

By:
Name:
Title:

                                      [Signature Page to Second Amendment]

NACM CLO I

as a Lender,

By:          /s/ Joanna Willars

Name:                      Joanna Willars

Title:           VP, Authorized Signatory

By:                                N/A

Name:

Title:

                                      [Signature Page to Second Amendment]

NACM CLO II,

as a Lender,

By:           /s/ Joanna Willars

Name:                      Joanna Willars

Title:           VP, Authorized Signatory

By:                                N/A

Name:

Title:

                                      [Signature Page to Second Amendment]

ORIX FINANCE CORP.

By:                      /s/ Christopher L. Smith

Name:                      Christopher L. Smith

Title:           Authorized Representative

                                      [Signature Page to Second Amendment]

REDWOOD FUNDING                              ,

as a Lender,

By: /s/ Arlene Arellano
       Name: ARLENE ARELLANO
       Title:   AUTHORIZED SIGNATORY

By:
       Name:
       Title:

                                      [Signature Page to Second Amendment]

 SOVEREIGN BANK as a Lender,

By: /s/ Charles H. O’Donnell

       Name:                   Charles H. O’Donnell

       Title:                   Senior Vice President

                                      [Signature Page to Second Amendment]

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender

By:    apg Asset Management US Inc.

By:  /s/ Michael J. Leiva

       Name:                   Michael Leiva

       Title:                   Portfolio Manager

                                      [Signature Page to Second Amendment]

Taconic Capital Partners 1.5 L.P.

By:    Taconic Capital Advisors LP, as

Investment Advisor

By: /s/ Jon Jachman

       Name:                   Jon Jachman

       Title:                   Principal

By:
       Name:

       Title:

                                      [Signature Page to Second Amendment]

Taconic Opportunity Fund L.P.

By:    Taconic Capital Advisors LP, as

Investment Advisor

By: /s/ Jon Jachman

       Name:                   Jon Jachman

       Title:                   Principal

By:
       Name:

       Title:

                                      [Signature Page to Second Amendment]

Taconic Market Dislocation Fund II L.P.

By:    Taconic Capital Advisors LP, as

Investment Advisor

By: /s/ Jon Jachman

       Name:                   Jon Jachman

       Title:                   Principal

By:
       Name:

       Title:

                                      [Signature Page to Second Amendment]

Taconic Market Dislocation Master Fund II L.P.

By:    Taconic Capital Advisors LP, as

Investment Advisor

By: /s/ Jon Jachman

       Name:                   Jon Jachman

       Title:                   Principal

By:
       Name:

       Title:

                                      [Signature Page to Second Amendment]

Thrivent Financial for Lutherans                  ,
as a Lender,

By: /s/ Conrad Smith

       Name:                   Conrad Smith

       Title:                   Sr Portfolio Manager

By:
       Name:

       Title:

                                      [Signature Page to Second Amendment]

Victoria Court CBNA Loan Funding LLC

as a Lender,

By: /s/ Adam Kaiser

       Name:                   Adam Kaiser

       Title:                   ATTORNEY-IN-FACT

By:
       Name:

       Title:

Stanfield Arnage CLO Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager
__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
        Title:

                                      [Signature Page to Second Amendment]

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager
__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
        Title:

                                      [Signature Page to Second Amendment]

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners LLC
as it Collateral Manager
__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
                                                                                   Title:

                                      [Signature Page to Second Amendment]

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Asset Manager

__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
                                                                                   Title:

                                      [Signature Page to Second Amendment]

Stanfield Daytona CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager
__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
                                                                                   Title:

                                      [Signature Page to Second Amendment]

Stanfield McLaren CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager

__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
                                                                                   Title:

                                      [Signature Page to Second Amendment]

Stanfield Modena CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Asset Manager
__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
                                                                                   Title:

                                      [Signature Page to Second Amendment]

Stanfield Vantage CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Asset Manager

__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
                                                                                   Title:

                                      [Signature Page to Second Amendment]

Stanfield Veyron CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager
__________________________________,
as a Lender,

By: /s/ Christopher Jansen_____________
       Name:                   Christopher Jansen
       Title:                   Managing Partner

By:             N/A______________________
        Name:
                                                                                   Title:

                                      [Signature Page to Second Amendment]

GMAM Group Pension Trust I
By: State Street Bank & Trust Company as Trustee
For GMAM Group Pension Trust I

By: /s/ Timothy Norton_____________
       Name:                   Timothy Norton
       Title:                   Officer

                                      [Signature Page to Second Amendment]

Credos Floating Rate Fund, L.P.

By: Shenkman Capital Management, Inc., its General Partner

By /s/ Richard H. Weinstein____________
       Name:                   Richard H. Weinstein
       Title:                   Executive Vice President

                                      [Signature Page to Second Amendment]

Tavitian Foundation, Inc.

By: Shenkman Capital Management, Inc., as Investment Manager

By: /s/ Richard H. Weinstein_________ _
       Name:                   Richard H. Weinstein
       Title:                   Executive Vice President

                                      [Signature Page to Second Amendment]

Trustees Of The University Of Pennsylvania

By: Shenkman Capital Management, Inc., as Investment Manager

By: /s/ Richard H. Weinstein_________ _
       Name:                   Richard H. Weinstein
       Title:                   Executive Vice President

                                      [Signature Page to Second Amendment]

Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.
as a Lender,

By: /s/ Dominick J. Mazzitelli_________ _
       Name:                   Dominick J. Mazzitelli
       Title:                   Managing Director

                                      [Signature Page to Second Amendment]

Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C.
as a Lender,

By: /s/ Dominick J. Mazzitelli_________ _
       Name:                   Dominick J. Mazzitelli
       Title:                   Managing Director

                                      [Signature Page to Second Amendment]

Trimaran CLO VI Ltd
By Trimaran Advisors, L.L.C.
as a Lender,

By: /s/ Dominick J. Mazzitelli_________ _
       Name:                   Dominick J. Mazzitelli
       Title:                   Managing Director

                                      [Signature Page to Second Amendment]

Trimaran CLO VII Ltd
By Trimaran Advisors, L.L.C.
as a Lender,

By: /s/ Dominick J. Mazzitelli_________ _
       Name:                   Dominick J. Mazzitelli
       Title:                   Managing Director

                                      [Signature Page to Second Amendment]

This consent is made severally and not jointly by the following Lenders, acting in each case through the undersigned investment advisor:

T. Rowe Price Institutional Floating Rate Fund

U.A.I. (Luxembourgh) Investment S.`a.r.l.

By: T. Rowe Price Associates, Inc. as investment advisor:

By: /s/ Brian Burns           _________ _
       Name:                   Brian Burns
       Title:                   Vice President

                                      [Signature Page to Second Amendment]

Wells Fargo Bank N.A.                         ,
as a Lender,

By: /s/ George Wick        _________ _
       Name:                   GEORGE WICK
       Title:                   EVP

By: ______________        _________ _
       Name:
       Title:

                                      [Signature Page to Second Amendment]

Retail Apparel Investors II Trust,
as a Lender,

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated September 18, 2007

By: /s/ Joseph B. Feil           _________ _
       Name:                   Joseph B. Feil
       Title:                   Vice President

                                      [Signature Page to Second Amendment]

J.P. Morgan Whitefriars Inc.,
as a Lender,

By: /s/ Virginia R. Conway      _________ _
       Name:                   Virginia R. Conway
       Title:                   Attorney - in - Fact

                                      [Signature Page to Second Amendment]

HarbourView CLO 2006-1                       ,
as a Lender,

By: /s/ Bill Campbell           _________ _
       Name:                   Bill Campbell
       Title:                   AVP

By:                                         _________ _
       Name:
       Title:

                                      [Signature Page to Second Amendment]

Oppenheimer Master Loan Fund, LLC         ,
as a Lender,

By: /s/ Bill Campbell           _________ _
       Name:                   Bill Campbell
       Title:                   AVP

By:                                         _________ _
       Name:
       Title:

                                      [Signature Page to Second Amendment]

Oppenheimer Senior Floating Rate Fund,
as a Lender,

By: /s/ Bill Campbell           _________ _
       Name:                   Bill Campbell
       Title:                   AVP

By:                                         _________ _
       Name:
       Title:

                                      [Signature Page to Second Amendment]

The Norinchukin Trust & Banking Co., Ltd. acting as Trustee for Trust Account
No. 430000 - 109                                          ,
as a Lender,

By: /s/ Eiji Aoki           _________ _
       Name:                   Eiji Aoki
       Title:                   Chief Manager

By:                                         _________ _
       Name:
       Title:

                                      [Signature Page to Second Amendment]

AIB Debt Management, Limited,
as a Lender,

By: /s/ Brent Phillips           _________ _
       Name:                   Brent Phillips
       Title:                   Vice President
Investment Advisor to AIB
Debt Management, Limited

By:    /s/ Martin Chin                      ____
       Name:                   Martin Chin
       Title:                   Senior Vice President
Investment Advisor to AIB
Debt Management, Limited

                                      [Signature Page to Second Amendment]

ENDURANCE CLO I, LTD.,
as a Lender,

By: West Gate Horizons Advisors LLC,
        as Portfolio Manager

By: /s/ Cheryl A. Wasilewski_______ _
       Name:                   Cheryl A. Wasilewski
       Title:                   Senior Credit Analyst

                                      [Signature Page to Second Amendment]

WG HORIZONS CLO I,
as a Lender,

By: West Gate Horizons Advisors LLC,
        as Manager

By: /s/ Cheryl A. Wasilewski_______ _
       Name:                   Cheryl A. Wasilewski
       Title:                   Senior Credit Analyst

                                      [Signature Page to Second Amendment]

BANK OF AMERICA, N.A.,_________
as a Lender,

By: /s/ Jonathan M. Barnes  _________ _
       Name:                   Jonathan M. Barnes
       Title:                   Vice President

By:                                                      ____
       Name:
       Title:

                                      [Signature Page to Second Amendment]

ABS Loans 2007 Limited, a
subsidiary of Goldman Sachs
Institutional Funds II PLC,
as a Lender,

by /s/ Keith Rothwell______________
      Name:   KEITH ROTHWELL
      Title:                   AUTHORIZED SIGNATORY

                                      [Signature Page to Second Amendment]

Genesis CLO 2007-1,
as a Lender,

By: Ore Hill Partners, its Collateral Manager

By:    /s/ Claude Baum                      ____
       Name:                   Claude Baum
       Title:                   General Counsel

      [Signature Page to Second Amendment]

1888 Fund, Ltd

By: Guggenheim Investment Management, LLC as Collateral Manager,
as a Lender,

By:    /s/ Kaitlin Trinh                      ____
       Name:                   Kaitlin Trinh
       Title:                   Director

By:        N/A                                     ____
       Name:
       Title:

    [Signature Page to Second Amendment]

Copper River CLO Ltd

By: Guggenheim Investment Management, LLC as Collateral Manager,
as a Lender,

By:    /s/ Kaitlin Trinh                      ____
       Name:                   Kaitlin Trinh
       Title:                   Director

By:         N/A                                     ____
       Name:
       Title:

    [Signature Page to Second Amendment]

Green Lane CLO Ltd

By: Guggenheim Investment Management, LLC as Collateral Manager,
as a Lender,

By:    /s/ Kaitlin Trinh                      ____
       Name:                   Kaitlin Trinh
       Title:                   Director

By:         N/A                                     ____
       Name:
       Title:

    [Signature Page to Second Amendment]

Kennecott Funding Ltd

By: Guggenheim Investment Management, LLC as Collateral Manager,
as a Lender,

By:    /s/ Kaitlin Trinh                      ____
       Name:                   Kaitlin Trinh
       Title:                   Director

By:         N/A                                     ____
       Name:
       Title:

    [Signature Page to Second Amendment]

Sands Point Funding Ltd

By: Guggenheim Investment Management, LLC as Collateral Manager,
as a Lender,

By:    /s/ Kaitlin Trinh                      ____
       Name:                   Kaitlin Trinh
       Title:                   Director

By:         N/A                                     ____
       Name:
       Title:

    [Signature Page to Second Amendment]

CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Investment Management, LLC as Manager,

as a Lender,

By:    /s/ Kaitlin Trinh                      ____
       Name:                   Kaitlin Trinh
       Title:                   Director

By:         N/A                                     ____
       Name:
       Title:

    [Signature Page to Second Amendment]

________________________________,
as a Lender,

By:                                                 ____
       Name:                   Barry Love
       Title:                   Chief Credit Officer

By:         /s/ Barry K. Love                  ____
       Name:                   BARRY K. LOVE
       Title:                   Chief Credit Officer

GULF STREAM-COMPASS CLO 2002-I, LTD                     GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC                                 By: Gulf Stream Asset Management LLC
As Collateral Manager                                                               As Collateral Manager

GULF STREAM-COMPASS CLO 2003-I, LTD                     GULF STREAM-RASHINBAN CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC                                 By: Gulf Stream Asset Management LLC
As Collateral Manager                                                               As Collateral Manager

GULF STREAM-COMPASS CLO 2004-I, LTD                     GULF STREAM-SEXTANT CLO 2007-I, LTD
By: Gulf Stream Asset Management LLC                                 By: Gulf Stream Asset Management LLC
As Collateral Manager                                                               As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I, LTD                     GULF STREAM-COMPASS CLO 2007-I, LTD
By: Gulf Stream Asset Management LLC                                 By: Gulf Stream Asset Management LLC
As Collateral Manager                                                               As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD                     NEPTUNE FINANCE CCS, LTD
By: Gulf Stream Asset Management LLC                                 By: Gulf Stream Asset Management LLC
As Collateral Manager                                                               As Collateral Manager

    [Signature Page to Second Amendment]

MACQUARIE BANK LIMITED, as a Lender,

By:      /s/ Amber Riley                       ____
       Name:                   Amber Riley
       Title:                   Associate Director
Legal Risk Management
Fixed Income, Currencies and
Commodities

By:         /s/ Russell Piggott                  ____
       Name:                   Russell Piggott
       Title:                   Division Director

    [Signature Page to Second Amendment]

Silver Crest CBNA Loan Funding LLC    , as a Lender,

By:      /s/ Adam Kaiser                       ____
       Name:                   Adam Kaiser
       Title:                   ATTORNEY-IN-FACT

By:                                                       ____
       Name:
       Title:

    [Signature Page to Second Amendment]

CANNINGTON FUNDING LTD.
Silvermine Capital Management LLC
As Investment Manager
as a Lender,

By:      /s/ Richard F. Kurth              ____
       Name:                   Richard F. Kurth
       Title:                   Managing Director
Silvermine Capital
Management, LLC

By:                                                    ____
       Name:
       Title:

    [Signature Page to Second Amendment]

ECP CLO 2008-1, LTD
Silvermine Capital Management LLC
As Portfolio Manager

as a Lender,

By:      /s/ Richard F. Kurth              ____
       Name:                   Richard F. Kurth
       Title:                   Managing Director
Silvermine Capital
Management, LLC

By:                                                    ____
       Name:
       Title:

    [Signature Page to Second Amendment]

GREENS CREEK FUNDING LTD.
Silvermine Capital Management LLC
As Investment Manager

as a Lender,

By:      /s/ Richard F. Kurth              ____
       Name:                   Richard F. Kurth
       Title:                   Managing Director
Silvermine Capital
Management, LLC

By:                                                    ____
       Name:
       Title:

    [Signature Page to Second Amendment]

COMSTOCK FUNDING LTD.
Silvermine Capital Management LLC
As Collateral Manager

as a Lender,

By:      /s/ Richard F. Kurth              ____
       Name:                   Richard F. Kurth
       Title:                   Managing Director
Silvermine Capital
Management, LLC

By:                                                    ____
       Name:
       Title:

      [Signature Page to Second Amendment]

ACA CLO 2005-1, LTD as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

    [Signature Page to Second Amendment]

ACA CLO 2006-1, LTD as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

    [Signature Page to Second Amendment]

ACA CLO 2006-2, LTD as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

    [Signature Page to Second Amendment]

ACA CLO 2007-1, LTD as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

    [Signature Page to Second Amendment]

Apidos CDO I as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

    [Signature Page to Second Amendment]

Apidos CDO II as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

    [Signature Page to Second Amendment]

Apidos CDO IV as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

    [Signature Page to Second Amendment]

Apidos Quattro CDO as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

      [Signature Page to Second Amendment]

Apidos CDO V as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

     [Signature Page to Second Amendment]

Apidos Cinco CDO as a Lender, By: /s/ Vinnie Ingato Name: Vinnie Ingato Title: S.P.M. By: ______________________________ Name: Title:

      [Signature Page to Second Amendment]

as Lenders,

ARES IIIR/IVR CLO LTD.
BY:           ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER
BY:           ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER
BY:           ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

ARES VR CLO LTD.

BY:           ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY:           ARES CLO GP VR, LLC, ITS GENERAL PARTNER

BY:           ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

    [Signature Page to Second Amendment]

ARES VIR CLO LTD.

BY:           ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY:           ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

BY:           ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

ARES VIII CLO LTD.

BY:           ARES CLO MANAGEMENT VIII, L.P., ITS INVESTMENT MANAGER

BY:           ARES CLO GP VIII, LLC, ITS GENERAL PARTNER

BY:           ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

     [Signature Page to Second Amendment]

ARES XI CLO LTD.
BY:           ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER
BY:           ARES CLO GP XI, LLC, ITS GENERAL PARTNER
BY:           ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

ARES XII CLO LTD.

BY:           ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY:           ARES CLO GP XII, LLC, ITS GENERAL PARTNER

BY:           ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

    [Signature Page to Second Amendment]

CONFLUENT 2 LIMITED

BY:           ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER

BY:           ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL
PARTNER

BY:           ARES MANAGEMENT LLC, AS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY:  ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY:  ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

BY:  ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

    [Signature Page to Second Amendment]

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY:           ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY:           ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

BY:           ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

BY:  ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY:  ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

BY:  ARES MANAGEMENT LLC, ITS MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

      [Signature Page to Second Amendment]

FUTURE FUND BOARD OF GUARDIANS

BY:           ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS
INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:           ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP,
LLC, ITS GENERAL PARTNER

BY:           ARES MANAGEMENT LLC, ITS MANAGING MEMBER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY FUND VI, L.P.

BY:  AELIS VI MANAGEMENT, L.P., ITS GENERAL PARTNER

BY:           AELIS VI OPERATING MANAGER, LLC, ITS GENERAL PARTNER

BY:           ARES MANAGEMENT LLC, ITS SOLE MEMBER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

      [Signature Page to Second Amendment]

GLOBAL LOAN OPPORTUNITY FUND B.V.

BY:           ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

ARES INSTITUTIONAL LOAN FUND B.V.

 BY:  ARES MANAGEMENT LIMITED, ITS INVESTMENT ADVISOR

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

      [Signature Page to Second Amendment]

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES
FUND

BY:           ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY:           ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:           /s/ Americo Cascella
Name:           Americo Cascella
Title:           Vice President

      [Signature Page to Second Amendment]

Bacchus (US) 2006-1, Ltd. , as a Lender, By: /s/ James Hua Name: James Y. Hua Title: Portfolio Manager AUTHORIZED SIGNATORY IKB CAPITAL CORPORATION By: ______________________________ Name: Title:

      [Signature Page to Second Amendment]

Longhorn CDO III Ltd. Magnitude V CLO, Limited as a lender, By: /s/ Zachaus Alpern Name: Zachaus Alpern Title: Authorized Signatory By: ______________________________ Name: Title:

      [Signature Page to Second Amendment]

Del Mar CLO I, Ltd By: Caywood-Scholl Capital Management As Collateral Manager By: /s/ Tom Saake Name: Tom Saake Title: Managing Director

      [Signature Page to Second Amendment]

CREDIT SUISSE LOAN FUNDING LLC, as a Lender, By: /s/ Kenneth Hoffman Name: Kenneth Hoffman Title: Managing Director By: /s/ Sathish Shanthan Name: Sathish Shanthan Title: Authorized Signatory

      [Signature Page to Second Amendment]

Double Haul Trading, LLC as a Lender, By: /s/ Peter Thanoukos Name: Peter Thanoukos Title: AS ATTORNEY-IN-FACT By: NA Name: Title:

      [Signature Page to Second Amendment]

Fidelity Summer Street Trust: Fidelity Capital & Income Fund, as a Lender, By: /s/ Paul Murphy Name: Paul Murphy Title: Assistant Treasurer By: ______________________________ Name: Title:

     [Signature Page to Second Amendment]

Ballyrock CLO II Limited, By: Ballyrock In-
vestment Advisors LLC, as Collateral Manag-er,
as a Lender,

By:           /s/ Lisa Rymut
Name:           Lisa Rymut
Title:           Assistant Treasurer

By:           ______________________________
Name:
Title:

      [Signature Page to Second Amendment]

Ballyrock CLO III Limited, By: Ballyrock In-
vestment Advisors LLC, as Collateral Manag-er,
as a Lender,

By:           /s/ Lisa Rymut
Name:           Lisa Rymut
Title:           Assistant Treasurer

By:           ______________________________
Name:
Title:

      [Signature Page to Second Amendment]

Ballyrock CLO 2006-2 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Man-
ager,
as a Lender,

By:           /s/ Lisa Rymut
Name:           Lisa Rymut
Title:           Assistant Treasurer

By:           ______________________________
Name:
Title:

      [Signature Page to Second Amendment]

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund, as a Lender, By: /s/ Paul Murphy Name: Paul Murphy Title: Assistant Treasurer By: ______________________________ Name: Title:

      [Signature Page to Second Amendment]

Fidelity School Street Trust: Fidelity Strategic Income Fund, as a Lender, By: /s/ Paul Murphy Name: Paul Murphy Title: Assistant Treasurer By: ______________________________ Name: Title:

      [Signature Page to Second Amendment]

Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central Investment Port-
folio,
as a Lender,

By:           /s/ Paul Murphy
Name:           Paul Murphy
Title:           Assistant Treasurer

By:           ______________________________
Name:
Title:

      [Signature Page to Second Amendment]

Variable Insurance Products Fund V: Strategic Income Portfolio, as a Lender, By: /s/ Paul Murphy Name: Paul Murphy Title: Assistant Treasurer By: ______________________________ Name: Title:

      [Signature Page to Second Amendment]

Illinois Municipal Retirement Fund, By: Pyra-
mis Global Advisors Trust Company, as In-
vestment Manager under Power of Attorney,
as a Lender,

By:           /s/ Lynn H. Farrand
Name:           Lynn H. Farrand
Title:           Director

By:           ______________________________
Name:
Title:

    [Signature Page to Second Amendment]

One Wall Street CLO II, Ltd.
Pacifica CDO III, Ltd.
Pacifica CDO VI, Ltd.
Prospero CLO I, B.V.
Prospero CLO II, B.V.
Veritas CLO I, Ltd.
Veritas CLO II, Ltd.
Westwood CDO I, Ltd.,
as a Lenders,

By:                      /s/ Edward M. Vietor
Name:  Edward M. Vietor

Title:             Vice President

[Signature Page to Second Amendment]

Barclays Bank, PLC__________________,
as a Lender,

By:                      /s/ Alex Stromberg
Name:  Alex Stromberg

Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners IV, Ltd_____,
as a Lender,

By:           /s/ Glori Holzman Graziano_______
Name:  Glori Holzman Graziano
Title:           Managing Director

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners VI, Ltd_____,
as a Lender,

By:           /s/ Glori Holzman Graziano_______
Name:  Glori Holzman Graziano
Title:           Managing Director

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners VIII, Ltd_____,
as a Lender,

By:           /s/ Glori Holzman Graziano_______
Name:  Glori Holzman Graziano
Title:           Managing Director

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners IX, Ltd_____,
as a Lender,

By:           /s/ Glori Holzman Graziano_______
Name:  Glori Holzman Graziano
Title:           Managing Director

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners X, Ltd_____,
as a Lender,

By:           /s/ Glori Holzman Graziano_______
Name:  Glori Holzman Graziano
Title:           Managing Director

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Highland Floating Rate Advantage Fund

__________________________________,
as a Lender,

By:           /s/ M. Jason Blackburn_______
Name:  M. Jason Blackburn
Title:           Treasurer

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Highland Floating Rate Fund

__________________________________,
as a Lender,

By:           /s/ M. Jason Blackburn_______
Name:  M. Jason Blackburn
Title:           Treasurer

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Highland Credit Strategies Fund

__________________________________,
as a Lender,

By:           /s/ M. Jason Blackburn__________
Name:  M. Jason Blackburn
Title:           Treasurer

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Pacific Life Funds-PL Floating Rate Loan Fund

__________________________________,
as a Lender,

By:           /s/ Jason Blackburn   _______
Name:  Jason Blackburn
Title:           Authorized Signatory

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

Pacific Select Fund-Floating Rate Loan Portfolio

__________________________________, as a Lender,

By:           /s/ Jason Blackburn____        ___
Name:  Jason Blackburn
Title:           Authorized Signatory

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

First Trust Highland Capital Floating Rate Income Fund II ______________________, as a Lender,

By:           /s/ Jason Blackburn____        ___
     Name:  Jason Blackburn
 Title:           Authorized Signatory

By: ________________________________
Name:
Title:

[Signature Page to Second Amendment]

                               KATONAH VII CLO LTD.,
                               as a Lender,

By:           /s/ Daniel Gilligan____        ___
Name:  DANIEL GILLIGAN
Title:  Authorized Officer
                         Katonah Debt Advisors, L.L.C.
                         As Manager

[Signature Page to Second Amendment]

                               KATONAH VIII CLO LTD.,
                               as a Lender,

By:           /s/ Daniel Gilligan____        ___
Name:  DANIEL GILLIGAN
Title:           Authorized Officer
                         Katonah Debt Advisors, L.L.C.
                         As Manager

[Signature Page to Second Amendment]

                               KATONAH IX CLO LTD.,
                               as a Lender,

By:           /s/ Daniel Gilligan____        ___
Name:  DANIEL GILLIGAN
Title:  Authorized Officer
                         Katonah Debt Advisors, L.L.C.
                         As Manager

[Signature Page to Second Amendment]

                               KATONAH X CLO LTD.,
                               as a Lender,

By:           /s/ Daniel Gilligan____        ___
Name:  DANIEL GILLIGAN
Title: Authorized Officer
                         Katonah Debt Advisors, L.L.C.
                         As Manager

[Signature Page to Second Amendment]

                               KATONAH 2007-I CLO LTD.,
                               as a Lender,

By:           /s/ Daniel Gilligan____        ___
Name:  DANIEL GILLIGAN
Title:  Authorized Officer
                         Katonah Debt Advisors, L.L.C.
                         As Manager

[Signature Page to Second Amendment]

LCM I LIMITED PARTNERSHIP By: LCM Asset Management LLC As Collateral Manager , as a Lender, By: /s/ Farboud Tavangar Name: Farboud Tavangar Title: LCM Asset Management LLC

[Signature Page to Second Amendment]

LCM II LIMITED PARTNERSHIP By: LCM Asset Management LLC As Collateral Manager , as a Lender, By: /s/ Farboud Tavangar Name: Farboud Tavangar Title: LCM Asset Management LLC

[Signature Page to Second Amendment]

LCM III, Ltd. By: LCM Asset Management LLC As Collateral Manager , as a Lender, By: /s/ Farboud Tavangar Name: Farboud Tavangar Title: LCM Asset Management LLC

[Signature Page to Second Amendment]

LCM IV, Ltd. By: LCM Asset Management LLC As Collateral Manager , as a Lender, By: /s/ Farboud Tavangar Name: Farboud Tavangar Title: LCM Asset Management LLC

[Signature Page to Second Amendment]

LCM V, Ltd. By: LCM Asset Management LLC As Collateral Manager , as a Lender, By: /s/ Farboud Tavangar Name: Farboud Tavangar Title: LCM Asset Management LLC

[Signature Page to Second Amendment]

LCM VI, Ltd. By: LCM Asset Management LLC As Collateral Manager , as a Lender, By: /s/ Farboud Tavangar Name: Farboud Tavangar Title: LCM Asset Management LLC

[Signature Page to Second Amendment]

SCP Ocean Master Fund, LP , as a Lender, By: /s/ Jeff Basler Name: Jeff Basler Title: CFO By: ______________________________ Name: Title:

[Signature Page to Second Amendment]

Nuveen Floating Rate Income Fund , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: /s/ James Kim Name: Title:

[Signature Page to Second Amendment]

Nuveen Multi Strategy Income & Growth Fund , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: PM By: Name: Title:

[Signature Page to Second Amendment]

Nuveen Multi Strategy Income & Growth Fund 2 , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Nuveen Municipal Employees Annuity & Benefit Fund of Chicago , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Nuveen Floating Rate Income Opportunity Fund , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Nuveen Senior Income Fund , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Symphony CLO I , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Symphony CLO II , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Symphony CLO III , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Symphony CLO IV , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Symphony CLO V , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Symphony CLO VI , as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

Symphony Credit Partners Master Fund LP, as a Lender, By: Symphony Asset Management, LLC By: /s/ James Kim Name: James Kim Title: Portfolio Manager By: Name: Title:

[Signature Page to Second Amendment]

WhiteHorse I, Ltd. By: Whitehorse Capital Partners, L.P., as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. By: /s/ Jay Carvell Name: Jay Carvell Title: Portfolio Manager

[Signature Page to Second Amendment]

WhiteHorse II, Ltd. By: Whitehorse Capital Partners, L.P., as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. By: /s/ Jay Carvell Name: Jay Carvell Title: Portfolio Manager

[Signature Page to Second Amendment]

WhiteHorse III, Ltd. By: Whitehorse Capital Partners, L.P., as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. By: /s/ Jay Carvell Name: Jay Carvell Title: Portfolio Manager

[Signature Page to Second Amendment]

WhiteHorse IV, Ltd. By: Whitehorse Capital Partners, L.P., as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. By: /s/ Jay Carvell Name: Jay Carvell Title: Portfolio Manager

[Signature Page to Second Amendment]

Annex A

Baby Depot of California, LLC
Bee Ridge Plaza, LLC
Burlington Coat Factory Direct Corporation
Burlington Coat Factory Holdings, Inc.
Burlington Coat Factory Investments Holdings, Inc.
Burlington Coat Factory of Alabama, LLC
Burlington Coat Factory of Arizona, LLC
Burlington Coat Factory of Arkansas, LLC
Burlington Coat Factory of California, LLC
Burlington Coat Factory of Colorado, LLC
Burlington Coat Factory of Connecticut, LLC
Burlington Coat Factory of Delaware, LLC
Burlington Coat Factory of Florida, LLC
Burlington Coat Factory of Georgia, LLC
Burlington Coat Factory of Idaho, LLC
Burlington Coat Factory of Illinois, LLC
Burlington Coat Factory of Indiana, LLC
Burlington Coat Factory of Kansas, LLC
Burlington Coat Factory of Kentucky, Inc.
Burlington Coat Factory of Louisiana, LLC
Burlington Coat Factory of Maine, LLC
Burlington Coat Factory of Maryland, LLC
Burlington Coat Factory of Massachusetts, LLC
Burlington Coat Factory of Michigan, LLC
Burlington Coat Factory of Minnesota, LLC
Burlington Coat Factory of Mississippi, LLC
Burlington Coat Factory of Missouri, LLC
Burlington Coat Factory of Nebraska, LLC
Burlington Coat Factory of Nevada, LLC
Burlington Coat Factory of New Hampshire, LLC
Burlington Coat Factory of New Jersey, LLC
Burlington Coat Factory of New Mexico, LLC
Burlington Coat Factory of New York, LLC
Burlington Coat Factory of North Carolina, LLC
Burlington Coat Factory of North Dakota, LLC
Burlington Coat Factory of Ohio, LLC
Burlington Coat Factory of Oklahoma, LLC
Burlington Coat Factory of Oregon, LLC
Burlington Coat Factory of Pennsylvania, LLC
Burlington Coat Factory of Pocono Crossing, LLC
Burlington Coat Factory of Rhode Island, LLC
Burlington Coat Factory of San Bernardino, LLC
Burlington Coat Factory of South Carolina, LLC
Burlington Coat Factory of Texas, Inc.
Burlington Coat Factory of Texas, L.P.
Burlington Coat Factory of Utah, LLC
Burlington Coat Factory of Virginia, LLC
Burlington Coat Factory of Washington, LLC
Burlington Coat Factory of West Virginia, LLC
Burlington Coat Factory of Wisconsin, LLC
Burlington Coat Factory Realty Corp.
Burlington Coat Factory Realty of Bellaire, Inc.
Burlington Coat Factory Realty of Bloomingdale, Inc.
Burlington Coat Factory Realty of Coliseum, Inc.
Burlington Coat Factory Realty of Coral Springs, Inc.
Burlington Coat Fa ctory Realty of Des Peres, Inc.
Burlington Coat Factory Realty of Desert Sky, Inc.
Burlington Coat Factory Realty of Dublin, Inc.
Burlington Coat Factory Realty of Edgewater Park, Inc.
Burlington Coat Factory Realty of El Paso, Inc.
Burlington Coat Factory Realty of Fairfax, Inc.
Burlington Coat Factory Realty of Florin, Inc.
Burlington Coat Factory Realty of Franklin, Inc.
Burlington Coat Factory Realty of Greenwood, Inc.
Burlington Coat Factory Realty of Huntsville, LLC
Burlington Coat Factory Realty of Langhorne, Inc.
Burlington Coat Factory Realty of Memphis, Inc.
Burlington Coat Factory Realty of Mesa, Inc.
Burlington Coat Factory Realty of Morrow, Inc.
Burlington Coat Factory Realty of North Attleboro, Inc.
Burlington Coat Factory Realty of Orlando, Inc.
Burlington Coat Factory Realty of Paramus, Inc.
Burlington Coat Factory Realty of Pinebrook, Inc.
Burlington Coat Factory Realty of River Oaks, Inc.
Burlington Coat Factory Realty of Sarasota, Inc.
Burlington Coat Factory Realty of Tulsa, Inc.
Burlington Coat Factory Realty of University Square, Inc.
Burlington Coat Factory Realty of Ventura, Inc.
Burlington Coat Factory Realty of West Colonial, Inc.
Burlington Coat Factory Realty of West Mifflin, Inc.
Burlington Coat Factory Realty of Westmoreland, Inc.
Burlington Coat Factory Realty of Whitehall, Inc.
Burlington Coat Factory Realty of Yonkers, Inc.
Burlington Coat Factory Warehouse, Inc.
Burlington Coat Factory Warehouse of Anchorage, Inc.
Burlington Coat Factory Warehouse of Atlanta, Inc.
Burlington Coat Factory Warehouse of Baytown, Inc.
Burlington Coat Factory Warehouse of Bristol, LLC
Burlington Coat Factory Warehouse of Charleston, Inc.
Burlington Coat Factory Warehouse of Cheltenham, Inc.
Burlington Coat Factory Warehouse of Cleveland, Inc.
Burlington Coat Factory Warehouse of Coliseum, Inc.
Burlington Coat Factory Warehouse of Detroit, Inc.
Burlington Coat Factory Warehouse of East St. Louis, Inc.
Burlington Coat Factory Warehouse of Edgewater Park, Inc.
Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.
Burlington Coat Factory Warehouse of Grand Rapids, Inc.
Burlington Coat Factory Warehouse of Hickory Commons, Inc.
Burlington Coat Factory Warehouse of Langhorne, Inc.
Burlington Coat Factory Warehouse of Memphis, Inc.
Burlington Coat Factory Warehouse of Montgomeryville, Inc.
Burlington Coat Factory Warehouse of New Jersey, Inc.
Burlington Coat Factory Warehouse of Redford, Inc.
Burlington Coat Factory Warehouse of Shelby, Inc.
Burlington Coat Realty of East Windsor, Inc.
Burlington Coat Realty of Gurnee, Inc.
Burlington Coat Realty of Houston, Inc.
Burlington Coat Realty of Las Vegas, Inc.
Burlington Coat Realty of Plano, Inc.
Burlington Coat Realty of Potomac, Inc.
Burlington Factory Warehouse of Reading, Inc.
C.F.I.C. Corporation
Cohoes Fashions of New York, LLC
Cohoes Fashions of Connecticut, LLC
Cohoes Fashions of Cranston, Inc.
Cohoes Fashions of Massachusetts, LLC
Cohoes Fashions of New Jersey, LLC
Georgetown Fashions Inc.
K&T Acquisition Corp.
LC Acquisition Corp.
MJM Designer Shoes of California, LLC
MJM Designer Shoes of Delaware, LLC
MJM Designer Shoes of Florida, LLC
MJM Designer Shoes of Moorestown, Inc.
MJM Designer Shoes of New Jersey, LLC
MJM Designer Shoes of New York, LLC
MJM Designer Shoes of Pennsylvania, LLC
MJM Designer Shoes of Texas, Inc.
Monroe G. Milstein, Inc.
Super Baby Depot of Moorestown, Inc.
BCF Cards, Inc.
Burlington Coat Factory of Puerto Rico, LLC
Burlington Coat Factory of Hawaii, LLC
Burlington Coat Factory of Montana, LLC
Burlington Coat Factory of Vermont, LLC
Burlington Coat Factory of South Dakota, LLC
Burlington Coat Factory of Iowa, LLC